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                                                                    Exhibit 99
                            NATIONSBANK, N.A
           MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                DECEMBER 1, 1997 THROUGH DECEMBER 31, 1997




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance			                              			$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage					                              	28.44%
    (ii)  Class A-1 Notes Balance			                         			$82,654,904.00
    (iii) Class A-1 Notes Rate				                                   		5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage				                              		41.29%
    (ii)  Class A-2 Notes Balance				                        		$120,000,000.00
    (iii) Class A-2 Notes Rate			                                     			6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                              						26.27%
    (ii)  Class A-3 Notes Balance				                         		$76,343,707.00
    (iii) Class A-3 Notes Rate			                                     			6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance		                    				$11,624,943.00
    (iii) Class B Certificates Rate				                                		7.05%
(F) Servicing Fee Rate			                                             			1.00%
(G) Weighted Average Coupon (WAC)		                                  				9.53%
(H) Weighted Average Original Maturity (WAOM)			             			56.22 		months
(I) Weighted Average Remaining Maturity (WAM)			             			49.45 		months
(J) Number of Receivables				                                         		24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage	               					2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if
            1.25% loss and delinq triggers hit - otherwise
            greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance	                      					2.00%
          (b) Percent of Remaining Pool Balance		                    				3.25%
          (c) Trigger Percent of Remaining Pool Balance			            			6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance			                              			$136,315,604.04
(B) Total Note and Certificate Pool Factor	                     					0.4690453
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance		                                   				$0.00
    (ii) Class A-1 Notes Pool Factor		                           				0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance			                          			$48,346,954.04
    (ii) Class A-2 Notes Pool Factor				                           		0.4028913
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance	                          					$76,343,707.00
    (ii) Class A-3 Notes Pool Factor			                           			1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                     						$11,624,943.00
    (ii) Class B Certificates Pool Factor			                      			1.0000000
(G) Reserve Account Balance				                                		$5,919,410.81
(H) Cumulative Net Losses for All Prior Periods			            			$3,470,272.97
(I) Net Loss Ratio for Second Preceding Period			                     			2.67%
(J) Net Loss Ratio for Preceding Period	                            					1.34%
(K) Delinquency Ratio for Second Preceding Period				                  		1.17%
(L) Delinquency Ratio for Preceding Period					                         	1.22%
(M) Weighted Average Coupon (WAC)		                                  				9.49%
(N) Weighted Average Remaining Maturity (WAM)			             			35.03 		months
(O) Number of Receivables					                                         	16,415

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections				                            		$7,039,191.78
    (ii)  Not Used		                                                  				0.00
    (iii) Repurchased Loan Proceeds Related to Principal		            				0.00
    (iv) Other Refunds Related to Principal					                         	0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections		                              				1,160,000.62
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)			                                  			9.50%
(D) Weighted Average Remaining Maturity (WAM)				             		34.14 		months
(E) Remaining Number of Receivables	                               					15,911
(F) Delinquent Receivables
                                     			Dollar Amount      	 	#  Units
                                        -------------         --------
    (i)  30-59 Days Delinquent				          4,162,018   	3.23%    	456 		2.87%
    (ii)  60-89 Days Delinquent	         			1,017,936   	0.79%	    114 		0.72%
    (iii) 90 Days or More Delinquent	      			668,996   	0.52%	     72 		0.45%

(G) Repossessions
                                    				Dollar Amount       		#  Units
                                        -------------         --------
                                          				975,186   	0.76%	    105 		0.66%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income 			                        			$28,319.42
(B) Aggregate Net Losses before Liquidation
     Proceeds and Recoveries for Collection Period			            			337,659.98
(C) Liquidated Receivables Information
    (i)   Not Used			                                                  			0.00
    (ii)  Not Used		                                                  				0.00
    (iii) Recoveries on Previously Liquidated Contracts			        			62,775.07
(D) Aggregate Net Losses for Collection Period						                274,884.91
(E) Actual Number of Days in Interest Period		         			              	31.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections		                                   				$1,160,000.62
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest					                   	0.00
(D) Recoveries from Prior Month Charge Offs			 		                   	62,775.07
(E) Investment Earnings from the Reserve Account 	              					28,319.42
(F) Total Interest Collections		                              				1,251,095.11

Principal:
(G) Principal Payments Received			                            			$7,039,191.78
(H) Not Used				                                                        		0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal		                              				0.00
(K) Total Principal Collections			                             			7,039,191.78

(L) Total Collections				                                      		$8,290,286.89


II. DISTRIBUTIONS                                        								Per $1,000 of
----------------- 					 	                                   		Original Balance
                                                              ----------------
(A) Total Interest Collections			               			$1,251,095.11
(B) Servicing Fee                              						$113,596.34        		0.39

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due		       				$0.00           		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)				                  		0.00           		0
    (iii) Class A-1 Notes Monthly Interest Shortfall
                                                      ----------
           (after reserve fund draw)				                 		$0.00           		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due					 	$255,835.97 		2.131966376
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)		            				255,835.97 		2.131966376
    (iii) Class A-2 Notes Monthly Interest Shortfall
                                                     -----------
           (after reserve fund draw)	                 					$0.00           		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due	 					$429,433.35 	      	5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)					            	429,433.35       		5.625
    (iii) Class A-3 Notes Monthly Interest Shortfall
                                                     -----------
           (after reserve fund draw)	                     	$0.00           		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due 		$68,296.54       		5.875
    (ii)  Class B Certificates Monthly Interest Paid
           (after reserve fund draw)			             			68,296.54       		5.875
    (iii) Class B Certificates Monthly Interest
                                                      ----------
           Shortfall (after reserve fund draw)	       					$0.00           		0
(G) Total Note and Certificate Interest Paid
      (after reserve fund draw)	                					$753,565.86
(H) Excess Interest				                            		$383,932.91

Principal
(I) Total Principal Collections				              		$7,039,191.78
(J) Draw on Reserve Fund for realized losses 			   			337,659.98
(K) Total Amount Available for
     Principal Distribution 			   		              	$7,376,851.76
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due		       				0.00 	          	0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00           		0
    (iii) Class A-1 Notes Monthly Principal
                                                     -----------
           Shortfall (after reserve fund draw)        						0.00           		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due						7,376,851.76 		61.47376467
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)			           			7,376,851.76 		61.47376467
    (iii) Class A-2 Notes Monthly Principal
                                                    -------------
           Shortfall (after reserve fund draw)         						0.00          		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due        						0.00          		0
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		                   				0.00          		0
    (iii) Class A-3 Notes Monthly Principal
                                                     ------------
           Shortfall (after reserve fund draw)         						0.00          		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due	   					0.00 	         	0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)		                   				0.00          		0
    (iii) Class B Certificates Monthly Principal
                                                     ------------
           Shortfall (after reserve fund draw)			         			0.00          		0
(P) Total Note and Certificate Principal Paid	  					7,376,851.76
(Q) Total Distributions		                        				8,244,013.96
(R) Excess Servicing Releases from Reserve
      Account to Servicer	                              					0.00
(S) Amount of Draw from Reserve Account		          				337,659.98
(T) Draw from Reserve Account plus Total
      Available Amount			                         			8,627,946.87

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------   	Beginning	           	End
                                            	  	of Period		        of Period
                                             ---------------   ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance           $136,315,604.04 		$128,938,752.28
    (ii)   Total Note  and  Certificate
             Pool Factor	                       			0.4690453       		0.4436624
    (iii)  Class A-1 Notes Balance	                  			0.00            		0.00
    (iv)   Class A-1 Notes Pool Factor         				0.0000000       		0.0000000
    (v)    Class A-2 Notes Balance		         		48,346,954.04 	  	40,970,102.28
    (vi)   Class A-2 Notes Pool Factor		         		0.4028913       		0.3414175
    (vii)  Class A-3 Notes Balance         				76,343,707.00 	  	76,343,707.00
    (viii) Class A-3 Notes Pool Factor	         			1.0000000 	      	1.0000000
    (ix)   Class B Certificates Balance			    	11,624,943.00   		11,624,943.00
    (x)    Class B Certificate Pool Factor				     1.0000000       		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)			            	9.49%	           	9.50%
    (ii)  Weighted Average Remaining
            Maturity (WAM) 			               	 35.03 	months	   34.14 		months
    (iii) Remaining Number of Receivables	         			16,415 	         	15,911
    (iv)  Portfolio Receivable Balance   				$136,315,604.04 		$128,938,752.28

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
(A) Beginning Reserve Account Balance	                    							$5,919,410.81
(B) Draw for Realized losses			                                					337,659.98
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount				                      				0.00
(E) Draw for Class A-2 Notes Interest Amount			                      					0.00
(F) Draw for Class A-3 Notes Interest Amount			                      					0.00
(G) Draw for Class B Certificates Interest Amount					                 			0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								337,659.98
(I) Excess Interest				                                         				383,932.91
(J) Reserve Account Balance Prior to Release					              			5,965,683.74

(K) Reserve Account Required Amount							                       	7,736,325.14

(L) Final Reserve Account Required Amount				                 				7,736,325.14

(M) Reserve Account Release to Servicer						                           		0.00

(N) Ending Reserve Account Balance					                        			5,965,683.74

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Aggregate Net Losses before Liquidation Proceeds
     and Recoveries for Collection Period					                  			$337,659.98
(B) Liquidated Contracts
    (i)   Not Used				                                                				0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts				      				62,775.07
(C) Aggregate Net Losses for Collection Period							              	274,884.91
(D) Net Loss Ratio for Collection Period (annualized)				             			2.49%
(E) Cumulative Net Losses for all Periods					                 			3,745,157.88
(F) Delinquent Receivables
	                                 			Dollar Amount 	       	#  Units
                                     -------------          --------
    (i)  30-59 Days Delinquent	       			4,162,018   	3.23%     	456 	  	2.87%
    (ii)  60-89 Days Delinquent		      		1,017,936   	0.79%     	114 	  	0.72%
    (iii) 90 Days or More Delinquent			   	668,996   	0.52%	      72 	  	0.45%

(G) Repossessions
                                 				Dollar Amount        		#  Units
                                     -------------          --------
                                       				975,186   	0.76%     	105   		0.66%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period			                       					2.67%
    (ii) Preceding Collection Period			                             					1.34%
    (iii) Current Collection Period						                              		2.49%
    (iv) Three Month Average (Avg(i,ii,iii))		                      					2.17%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
      More to the Outstanding Balance of Receivables.
    (i)   Second Preceding Collection Period						                     		1.17%
    (ii)  Preceding Collection Period					                            			1.22%
    (iii) Current Collection Period					                              			1.31%
    (iv)  Three Month Average (Avg(i,ii,iii))					                    			1.23%

(C) Loss and Delinquency Trigger Indicator					             			Trigger was hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore			     	Leslie J. Fitzpatrick
Vice President 		     			Senior Vice President

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